UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2025

KESTRA MEDICAL TECHNOLOGIES, LTD.

(Exact name of Registrant as Specified in Its Charter)

Bermuda	001-42549	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3933 Lake Washington Blvd NE Suite 200
Kirkland, Washington, Bermuda		98033
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (425) 279-8002

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $1.00 per share	KMTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 10, 2025, Kestra Medical Technologies, Ltd. (the “Company”) issued a press release (the “Press Release”) titled “Largest Real-World Study of Wearable Defibrillators Confirms Strong Effectiveness and Safety Performance of Kestra’s ASSURE Device,” which announced results from a late-breaking science presentation titled “Primary Results from the Post-Approval Study of a Next Generation Wearable Cardioverter Defibrillator System (ACE-PAS Trial),” presented at the American Heart Association Scientific Sessions 2025 in New Orleans (the “2025 AHA Sessions”). A copy of the Press Release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The foregoing information in this Item 7.01 (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and the materials furnished herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about, among other topics, the Company’s goals and prospects, the ACE-PAS study, the potential uses and benefits of the evidence collected therefrom and additional analyses that may be shared from the ACE-PAS study in the future. Any statements in this Current Report on Form 8-K and the materials furnished herewith that express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements. You can also identify these statements by the fact that they use future dates or use words such as “will,” “may,” “could,” “likely,” “ongoing,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “assume,” “target,” “forecast,” “guidance,” “goal,” “objective,” “aim,” “seek,” “potential,” “hope” and other words and terms of similar meaning. All information in this Current Report on Form 8-K is as of the Date of Report indicated above. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Given their forward-looking nature, these statements involve substantial risks, uncertainties and potentially inaccurate assumptions, and there is no assurance that any outcome expressed in these forward-looking statements will be realized in whole or in part. Among the factors that could cause actual results to differ materially from past results and future plans and projected future results are the following: risks related to the Company’s limited operating history and history of net losses; the Company’s ability to successfully achieve substantial market adoption of the Company’s products; competitive pressures; the Company’s ability to adapt the Company’s manufacturing and production capacities to evolving patterns of demand, governmental actions and customer trends; product defects or complaints and related liability; the Company’s ability to obtain and maintain adequate coverage and reimbursement levels for the Company’s products; the Company’s ability to comply with changing laws and regulatory requirements and resulting costs; the Company’s dependence on a limited number of suppliers; and other risks and uncertainties, including but not limited to those described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2025 filed with the U.S. Securities and Exchange Commission (“SEC”) on July 17, 2025, and in other periodic reports filed by the Company with the SEC.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release of Kestra Medical Technologies, Ltd., Primary Results from the Post-Approval of a Next Generation Wearable Cardioverter Defibrillator System (ACE-PAS Trial), dated November 10, 2025
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kestra Medical Technologies, Ltd.

Date:	November 10, 2025	By:	/s/ Brian Webster
		Name: Title:	Brian Webster President and Chief Executive Officer